ServiceNow Reports Fourth Quarter and Full-Year 2020 Financial Results

•Subscription revenues of $1,184 million in Q4 2020, representing 32% year-over-year growth, 29% adjusted for constant currency
•Subscription billings of $1,828 million in Q4 2020, representing 41% year-over-year growth, 38% adjusted for constant currency and duration
•1,093 total customers with over $1 million in annual contract value

SANTA CLARA, Calif. - January 27, 2021 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its fourth quarter ended December 31, 2020, with subscription revenues of $1,184 million in Q4 2020, representing 32% year-over-year growth.

During the quarter, ServiceNow closed 89 transactions with more than $1 million in net new annual contract value (“ACV”). The company now has 1,093 total customers with more than $1 million in ACV, representing 23% year-over-year growth in customers.

“ServiceNow delivered a market leading 2020 and significantly beat expectations across the board,” said Bill McDermott, ServiceNow president and CEO. “The secular tailwinds of digital transformation, cloud computing, and business model innovation have all intersected at the perfect moment in time. ServiceNow is the platform for digital business, enabling seamless workflows that create the great experiences people deserve. Now, we are focused on managing the world’s greatest workflow challenge: helping convert vaccines into vaccinations. We are changing the world one workflow at a time and are well on our way to becoming the defining enterprise software company of the 21st century.”

ServiceNow CFO Gina Mastantuono said, “We delivered another fantastic quarter to cap a very strong 2020, ending the year with nearly $9 billion in remaining performance obligations. These outstanding results continue to demonstrate ServiceNow’s strong platform and product portfolio, our focus on building deep customer relationships, and commitment to enabling their digital transformations. I’m extremely proud of our team’s performance and their unrelenting execution in a turbulent year. We are well on our way to becoming a $10 billion revenue company. I’m excited about the opportunities ahead of us in 2021.”

During the quarter, ServiceNow saw continued progress and customer adoption across its IT, Employee, and Customer workflows, as well as with its artificial intelligence (“AI”) and machine learning capabilities. The acquisition of Element AI, which closed in January, brings to ServiceNow a deep bench of world-class technical talent, underscoring our commitment to be the leader in AI-enabled workflows. As ServiceNow continues to innovate to help its customers navigate COVID-19, this week it launched its first vaccine management solution to solve last mile vaccine challenges and drive better healthcare outcomes for people. ServiceNow’s comprehensive approach enables workflow solutions that simplify the complex challenges of vaccine distribution, administration, and monitoring.

Fourth Quarter 2020 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the fourth quarter 2020:

	Fourth Quarter 2020 GAAP Results		Fourth Quarter 2020 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,184	32%			$1,161	29%
Professional services and other revenues	$66	26%			$65	23%
Total revenues	$1,250	31%			$1,226	29%

Subscription billings			$1,828	41%	$1,796	38%
Professional services and other billings			$80	31%	$78	29%
Total billings			$1,907	40%	$1,874	38%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$974	82%	$1,009	85%
Professional services and other gross profit (loss)	($3)	(5%)	$11	16%
Total gross profit	$971	78%	$1,019	82%
Income from operations	$18	1%	$276	22%
Net cash provided by operating activities	$686	55%
Free cash flow			$565	45%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$17	$0.09/ $0.08	$235	$1.20/ $1.17

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers rounded for presentation purposes.

Full-Year 2020 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the full-year 2020:

	Full-Year 2020 GAAP Results		Full-Year 2020 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$4,286	32%			$4,272	31%
Professional services and other revenues	$234	14%			$233	13%
Total revenues	$4,519	31%			$4,505	30%

Subscription billings			$4,982	32%	$4,963	31%
Professional services and other billings			$247	15%	$246	15%
Total billings			$5,229	31%	$5,209	30%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$3,555	83%	$3,689	86%
Professional services and other gross profit (loss)	($23)	(10%)	$29	12%
Total gross profit	$3,532	78%	$3,718	82%
Income from operations	$199	5%	$1,121	25%
Net cash provided by operating activities	$1,787	39%
Free cash flow			$1,449	32%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$119	$0.61/ $0.59	$926	$4.79/ $4.63
(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers rounded for presentation purposes.

Financial Outlook

ServiceNow will provide forward-looking guidance in connection with this quarterly announcement on its earnings conference call and webcast, and it will introduce current remaining performance obligations (“cRPO”) as a new guidance metric for Q1 2021.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 GMT) on January 27, 2021. Interested parties may listen to the call by dialing (833) 513‑0567 (Passcode: 7862176), or if outside North America, by dialing (236) 714‑2186 (Passcode: 7862176). Individuals may access the live teleconference from this webcast link:

https://event.on24.com/wcc/r/2924209/3989884C5B58ED139BE2D9AE3152B4D5

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (Passcode: 7862176), or if outside North America, by dialing (416) 621‑4642 (Passcode: 7862176).

Investor Presentation Details

An investor presentation providing additional information, including forward-looking guidance, and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (“USD”) are converted into USD at the average exchange rates in effect during the comparison period (for Q4 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.90 Euros and 1 USD to 0.78 British Pound Sterling (“GBP”), rather than the actual average exchange rates in effect during the current period (for Q4 2020, the average exchange rates in effect for our major currencies were 1 USD to 0.84 Euros and 1 USD to 0.76 GBP). We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year. We believe billings is one indicator of the performance of our business.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the impact and duration of the health impact of COVID-19 and the economic impact of safety measures to mitigate its impact, including the effectiveness, extent and duration of efforts to limit the spread and impact of the disease, such as “shelter in place” and similar government directives; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or data centers, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements involve risk, uncertainties and assumptions, including those related to the continued impacts of COVID-19 on our business and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the timing of headwinds from COVID-19, the continued impact of COVID-19 on new or existing customers’ purchasing decisions and the length of our sales cycles, renewal timing or billings terms, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q for the quarter ended September 30, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K that will be filed for the year ended December 31, 2020.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud-based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2021 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Revenues:
Subscription	$1,184,181	$899,194	$4,285,797	$3,255,079
Professional services and other	66,149	52,580	233,687	205,358
Total revenues	1,250,330	951,774	4,519,484	3,460,437
Cost of revenues (1):
Subscription	209,900	148,244	730,835	549,642
Professional services and other	69,204	63,209	256,278	247,003
Total cost of revenues	279,104	211,453	987,113	796,645
Gross profit	971,226	740,321	3,532,371	2,663,792
Operating expenses (1):
Sales and marketing	533,853	416,005	1,855,016	1,534,284
Research and development	284,297	202,328	1,024,327	748,369
General and administrative	135,146	93,476	454,165	339,016
Total operating expenses	953,296	711,809	3,333,508	2,621,669
Income from operations	17,930	28,512	198,863	42,123
Interest expense	(7,708)	(8,475)	(32,746)	(33,283)
Other income (expense), net	3,138	14,149	(16,932)	58,345
Income before income taxes	13,360	34,186	149,185	67,185
Provision for (benefit from) income taxes	(3,288)	(564,538)	30,682	(559,513)
Net income	$16,648	$598,724	$118,503	$626,698
Net income per share - basic	$0.09	$3.17	$0.61	$3.36
Net income per share - diluted	$0.08	$3.03	$0.59	$3.18
Weighted-average shares used to compute net income per share - basic	195,461	189,042	193,096	186,466
Weighted-average shares used to compute net income per share - diluted	202,455	197,843	202,478	197,223

(1)Includes stock-based compensation as follows:

	Three Months Ended		Twelve Months Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Cost of revenues:
Subscription	$26,172	$18,709	$98,258	$72,728
Professional services and other	13,696	11,374	51,553	43,123
Sales and marketing	92,330	68,337	320,328	268,408
Research and development	78,965	50,562	282,244	194,821
General and administrative	34,236	21,069	118,070	83,115

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	December 31, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$1,676,794	$775,778
Short-term investments	1,415,242	915,317
Accounts receivable, net	1,009,415	835,279
Current portion of deferred commissions	228,924	175,039
Prepaid expenses and other current assets	191,467	125,488
Total current assets	4,521,842	2,826,901
Deferred commissions, less current portion	444,068	333,448
Long-term investments	1,468,006	1,013,332
Property and equipment, net	659,641	468,085
Operating lease right-of-use assets	454,218	402,428
Intangible assets, net	153,367	143,850
Goodwill	240,764	156,756
Deferred tax assets	673,111	599,633
Other assets	100,040	77,997
Total assets	$8,715,057	$6,022,430
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$34,236	$52,960
Accrued expenses and other current liabilities	668,093	461,403
Current portion of deferred revenue	2,962,579	2,185,754
Current portion of operating lease liabilities	72,236	52,668
Total current liabilities	3,737,144	2,752,785
Deferred revenue, less current portion	45,346	40,038
Operating lease liabilities, less current portion	422,779	383,221
Long-term debt	1,640,153	694,981
Other long-term liabilities	35,154	23,464
Stockholders’ equity	2,834,481	2,127,941
Total liabilities and stockholders’ equity	$8,715,057	$6,022,430

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Cash flows from operating activities:
Net income	$16,648	$598,724	$118,503	$626,698
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	93,033	72,331	336,381	252,114
Amortization of deferred commissions	60,440	45,788	217,631	168,014
Amortization of debt discount and issuance costs	2,492	8,475	24,478	33,283
Stock-based compensation	245,399	170,051	870,453	662,195
Deferred income taxes	(18,041)	(572,923)	(24,481)	(575,765)
Repayments of convertible senior notes attributable to debt discount	(13,449)	—	(81,958)	—
Loss on extinguishment of 2022 Notes	4,954	—	46,611	—
Other	(3,134)	(4,300)	(2,493)	(8,921)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	(361,706)	(288,166)	(151,431)	(259,835)
Deferred commissions	(143,863)	(97,296)	(365,264)	(255,605)
Prepaid expenses and other assets	(12,507)	(4,338)	(54,203)	(29,907)
Accounts payable	(35,375)	(8,733)	(33,583)	21,355
Deferred revenue	644,453	401,794	710,998	537,249
Accrued expenses and other liabilities	206,181	99,804	174,957	65,097
Net cash provided by operating activities	685,525	421,211	1,786,599	1,235,972
Cash flows from investing activities:
Purchases of property and equipment	(134,000)	(79,003)	(419,327)	(264,892)
Business combinations, net of cash acquired	411	(7,414)	(107,236)	(7,414)
Purchases of intangibles	(6,690)	(35,329)	(13,190)	(72,689)
Purchases of investments	(704,791)	(339,976)	(2,933,876)	(1,595,667)
Sales and maturities of investments	666,460	261,297	1,965,429	1,192,750
Realized gains on derivatives not designated as hedging instruments, net	2,091	1,693	1,328	23,435
Net cash used in investing activities	(176,519)	(198,732)	(1,506,872)	(724,477)
Cash flows from financing activities:
Net proceeds from borrowings on 2030 Notes	—	—	1,481,633	—
Repayments of convertible senior notes attributable to principal	(58,824)	(9)	(1,627,690)	(9)
Net proceeds from unwind of 2022 Note Hedge	—	—	1,105,542	—
Proceeds from employee stock plans	3,266	2,641	145,766	107,868
Taxes paid related to net share settlement of equity awards	(147,934)	(78,913)	(508,604)	(409,715)
Net cash provided by (used in) financing activities	(203,492)	(76,281)	596,647	(301,856)
Foreign currency effect on cash, cash equivalents and restricted cash	22,106	6,253	25,065	(186)
Net increase in cash, cash equivalents and restricted cash	327,620	152,451	901,439	209,453
Cash, cash equivalents and restricted cash at beginning of period	1,351,810	625,540	777,991	568,538
Cash, cash equivalents and restricted cash at end of period	$1,679,430	$777,991	$1,679,430	$777,991

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2020	December 31, 2019	Growth Rates	December 31, 2020	December 31, 2019	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,184,181	$899,194	32%	$4,285,797	$3,255,079	32%
Effects of foreign currency rate fluctuations	(22,878)			(13,786)
Non-GAAP adjusted subscription revenues(1)	$1,161,303		29%	$4,272,011		31%

Subscription billings:
GAAP subscription revenues	$1,184,181	$899,194	32%	$4,285,797	$3,255,079	32%
Change in subscription deferred revenue, unbilled receivables and customer deposits	643,344	398,564		696,437	533,227
Non-GAAP subscription billings	1,827,525	1,297,758	41%	4,982,234	3,788,306	32%
Effects of foreign currency rate fluctuations	(31,440)			(19,966)
Effects of fluctuations in billings duration	(242)			295
Non-GAAP adjusted subscription billings(2)	$1,795,843		38%	$4,962,563		31%

Professional services and other revenues:
GAAP professional services and other revenues	$66,149	$52,580	26%	$233,687	$205,358	14%
Effects of foreign currency rate fluctuations	(1,470)			(639)
Non-GAAP adjusted professional service and other revenues(1)	$64,679		23%	$233,048		13%

Professional services and other billings:
GAAP professional services and other revenues	$66,149	$52,580	26%	$233,687	$205,358	14%
Change in professional services and other deferred revenue	13,433	8,114		13,085	8,549
Non-GAAP professional services and other billings	79,582	60,694	31%	246,772	213,907	15%
Effects of foreign currency rate fluctuations	(1,470)			(639)
Non-GAAP adjusted professional services and other billings(2)	$78,112		29%	$246,133		15%

Total revenues:
GAAP total revenues	$1,250,330	$951,774	31%	$4,519,484	$3,460,437	31%
Effects of foreign currency rate fluctuations	(24,348)			(14,425)
Non-GAAP adjusted total revenues(1)	$1,225,982		29%	$4,505,059		30%

Total billings:
GAAP total revenues	$1,250,330	$951,774	31%	$4,519,484	$3,460,437	31%
Change in total deferred revenue, unbilled receivables and customer deposits	656,777	406,678		709,522	541,776
Non-GAAP total billings	1,907,107	1,358,452	40%	5,229,006	4,002,213	31%
Effects of foreign currency rate fluctuations	(32,910)			(20,605)
Effects of fluctuations in billings duration	(242)			295
Non-GAAP adjusted total billings(2)	$1,873,955		38%	$5,208,696		30%

Cost of revenues:
GAAP subscription cost of revenues	$209,900	$148,244		$730,835	$549,642
Stock-based compensation	(26,172)	(18,709)		(98,258)	(72,728)
Amortization of purchased intangibles	(8,142)	(7,538)		(35,823)	(24,133)
Non-GAAP subscription cost of revenues	$175,586	$121,997		$596,754	$452,781

GAAP professional services and other cost of revenues	$69,204	$63,209		$256,278	$247,003
Stock-based compensation	(13,696)	(11,374)		(51,553)	(43,123)
Non-GAAP professional services and other cost of revenues	$55,508	$51,835		$204,725	$203,880

Gross profit:
GAAP subscription gross profit	$974,281	$750,950		$3,554,962	$2,705,437
Stock-based compensation	26,172	18,709		98,258	72,728
Amortization of purchased intangibles	8,142	7,538		35,823	24,133
Non-GAAP subscription gross profit	$1,008,595	$777,197		$3,689,043	$2,802,298

GAAP professional services and other gross loss	$(3,055)	$(10,629)		$(22,591)	$(41,645)
Stock-based compensation	13,696	11,374		51,553	43,123
Non-GAAP professional services and other gross profit	$10,641	$745		$28,962	$1,478

GAAP gross profit	$971,226	$740,321		$3,532,371	$2,663,792
Stock-based compensation	39,868	30,083		149,811	115,851
Amortization of purchased intangibles	8,142	7,538		35,823	24,133
Non-GAAP gross profit	$1,019,236	$777,942		$3,718,005	$2,803,776

Gross margin:
GAAP subscription gross margin	82%	84%		83%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	0%		1%	1%
Non-GAAP subscription gross margin	85%	86%		86%	86%

GAAP professional services and other gross margin	(5%)	(20%)		(10%)	(20%)
Stock-based compensation as % of professional services and other revenues	21%	21%		22%	21%
Non-GAAP professional services and other gross margin	16%	1%		12%	1%

GAAP gross margin	78%	78%		78%	77%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	82%	82%		82%	81%

Operating expenses:
GAAP sales and marketing expenses	$533,853	$416,005		$1,855,016	$1,534,284
Stock-based compensation	(92,330)	(68,337)		(320,328)	(268,408)
Amortization of purchased intangibles	(314)	(161)		(1,250)	(161)
Non-GAAP sales and marketing expenses	$441,209	$347,507		$1,533,438	$1,265,715

GAAP research and development expenses	$284,297	$202,328		$1,024,327	$748,369
Stock-based compensation	(78,965)	(50,562)		(282,244)	(194,821)
Amortization of purchased intangibles	(455)	(455)		(1,820)	(1,820)
Non-GAAP research and development expenses	$204,877	$151,311		$740,263	$551,728

GAAP general and administrative expenses	$135,146	$93,476		$454,165	$339,016
Stock-based compensation	(34,236)	(21,069)		(118,070)	(83,115)
Amortization of purchased intangibles	(2,202)	(2,341)		(6,867)	(8,459)
Business combination and other related costs	(2,050)	(505)		(6,143)	(625)
Non-GAAP general and administrative expenses	$96,658	$69,561		$323,085	$246,817

GAAP total operating expenses	$953,296	$711,809		$3,333,508	$2,621,669
Stock-based compensation	(205,531)	(139,968)		(720,642)	(546,344)
Amortization of purchased intangibles	(2,971)	(2,957)		(9,937)	(10,440)
Business combination and other related costs	(2,050)	(505)		(6,143)	(625)
Non-GAAP total operating expenses	$742,744	$568,379		$2,596,786	$2,064,260

Income from operations:
GAAP income from operations	$17,930	$28,512		$198,863	$42,123
Stock-based compensation	245,399	170,051		870,453	662,195
Amortization of purchased intangibles	11,113	10,495		45,760	34,573
Business combination and other related costs	2,050	505		6,143	625
Non-GAAP income from operations	$276,492	$209,563		$1,121,219	$739,516

Operating margin:
GAAP operating margin	1%	3%		5%	1%
Stock-based compensation as % of total revenues	20%	18%		19%	19%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	22%	22%		25%	21%

Net income:
GAAP net income	$16,648	$598,724		$118,503	$626,698
Stock-based compensation	245,399	170,051		870,453	662,195
Amortization of purchased intangibles	11,113	10,495		45,760	34,573
Business combination and other related costs	2,050	505		6,143	625
Amortization of debt discount and issuance costs	2,492	8,475		24,478	33,283
Loss on extinguishment of 2022 Notes	4,954	—		46,611	—
Income tax expense effects related to the above adjustments	(47,735)	(27,153)		(186,417)	(136,957)
Income tax benefit from the release of a valuation allowance on the deferred tax assets (3)	—	(574,150)		—	(574,150)
Non-GAAP net income	$234,921	$186,947		$925,531	$646,267

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.09	$3.17		$0.61	$3.36
GAAP net income per share - diluted	$0.08	$3.03		$0.59	$3.18
Non-GAAP net income per share - basic	$1.20	$0.99		$4.79	$3.47
Non-GAAP net income per share - diluted	$1.17	$0.96		$4.63	$3.32

GAAP weighted-average shares used to compute net income per share - basic	195,461	189,042		193,096	186,466

GAAP weighted-average shares used to compute net income per share - diluted	202,455	197,843		202,478	197,223
Effects of in-the-money portion of convertible senior notes(4)	(1,092)	(2,837)		(2,773)	(2,736)
Non-GAAP weighted-average shares used to compute net income per share - diluted	201,363	195,006		199,705	194,487

Free cash flow:
GAAP net cash provided by operating activities	$685,525	$421,211		$1,786,599	$1,235,972
Purchases of property and equipment	(134,000)	(79,003)		(419,327)	(264,892)
Repayments of convertible senior notes attributable to debt discount	13,449	—		81,958	—
Non-GAAP free cash flow	$564,974	$342,208		$1,449,230	$971,080

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	55%	44%		39%	36%
Purchases of property and equipment as % of total revenues	(11%)	(8%)		(9%)	(8%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	1%	—%		2%	—%
Non-GAAP free cash flow margin	45%	36%		32%	28%

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3)Fourth quarter and full-year 2019 GAAP net income was impacted by a $574 million one-time income tax benefit from the release of a valuation allowance on our deferred tax assets.
(4)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.